Exhibit 10.4

SALES AGREEMENT

between

HPT TA PROPERTIES LLC,

as Purchaser,

and

TA OPERATING LLC,

as Seller

September 23, 2015

SALES AGREEMENT

THIS SALES AGREEMENT is made and entered into as of September 23, 2015 (the “Effective Date”) between HPT TA Properties LLC, a Maryland limited liability company, together with any of its successors and assigns as expressly permitted hereunder, as purchaser (“Purchaser”), and TA Operating LLC, a Delaware limited liability company, as seller (“Seller”).

PRELIMINARY STATEMENTS

Purchaser and Seller are parties, among others, to that certain Transaction Agreement, dated as of June 1, 2015 (the “Transaction Agreement”), pursuant to which Seller agreed to sell and Purchaser agreed to purchase the Property (this and other capitalized terms used and not otherwise defined herein shall have the meaning given such terms in Article 1), subject to and in accordance with the terms and conditions in the Transaction Agreement and as hereinafter set forth.

NOW, THEREFORE, it is agreed:

ARTICLE 1
DEFINITIONS

1.1                               Capitalized Terms.  Capitalized terms used and not otherwise defined in this Agreement shall have the meanings set forth below or in the section of this Agreement referred to below and such definitions shall apply equally to the singular and plural forms of such terms.

“Agreement”:  this Sales Agreement, together with all exhibits attached hereto.

“Closing”:  the closing and consummation of the purchase and sale transaction contemplated by this Agreement.

“Improvements”:  collectively, all buildings, structures and other improvements of every kind including, but not limited to, underground storage tanks, alleyways and connecting tunnels, sidewalks, utility pipes, conduits and lines (on-site and off-site), parking areas and roadways appurtenant to such buildings and structures situated upon the Land.

“Intangible Property”:  collectively, all transferable or assignable permits, certificates of occupancy, sign permits, development rights and approvals, certificates, licenses, warranties and guarantees, and all other transferable intangible property, miscellaneous rights, benefits and privileges of any kind or character related to the ownership, and not the operation, of the Land and Improvements, but only to the extent the foregoing is assignable without cost to Seller.

“Internal Revenue Code”:  the Internal Revenue Code of 1986, as amended and in effect from time to time, and including the applicable Treasury Regulations thereunder.

“Land”:  collectively, all of Seller’s right, title and interest in and to the parcel or parcels of land described in Exhibit A together with all easements and appurtenances related thereto.

“Permitted Encumbrances”:  collectively, applicable zoning, subdivision, building and other land use laws and regulations; liens for taxes, assessments and governmental charges not yet due and payable or due and payable but not yet delinquent; all matters shown on or referenced in the Title Commitment which are reasonably acceptable to Purchaser; and all matters shown on the Survey which are reasonably acceptable to Purchaser.

“Property”:  collectively, all of Seller’s right title and interest in and to the Real Property and/or the Intangible Property.

“Purchase Price”:  Thirty-Six Million Ninety-Eight Thousand Seven Hundred Seventeen and 00/100 dollars ($36,098,717.00).

“Purchaser”:  the meaning given such term in the preamble of this Agreement.

“Real Property”:  collectively, the Land and the Improvements.

“Seller”:  the meaning given such term in the preamble of this Agreement.

“Survey”:  the ALTA/ACSM land title survey of the Real Property prepared by Bledsoe Riggert Guerrettaz Land Surveying and dated May 29, 2015 and last revised July 2, 2015.

“Title Commitment”:  the title commitment for the Real Property issued by the Title Company and dated March 18, 2015 and lasted updated May 29, 2015.

“Title Company”:  First American Title Insurance Company.

ARTICLE 2
PURCHASE AND SALE; CLOSING

2.1                               Purchase and Sale.  In consideration of the payment of the Purchase Price by Purchaser to Seller as herein provided and for other good and valuable consideration, Seller shall sell the Property to Purchaser, and Purchaser shall purchase the Property from Seller, subject to and in accordance with the terms and conditions of this Agreement.

2.2                               Closing.  The purchase and sale of the Property shall be consummated contemporaneously with the execution of this Agreement.

2.3                               Purchase Price.  The purchase price to be paid by Purchaser to Seller for the Property shall be the Purchase Price.

2.4                               IRS Real Estate Sales Reporting.  Seller shall act as “the person responsible for closing” the transaction which is the subject of this Agreement pursuant to Section 6045(e) of the Internal Revenue Code and shall prepare and file all informational returns, including IRS Form 1099-S, and shall otherwise comply with the provisions of Section 6045(e) of the Internal Revenue Code.

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ARTICLE 3
CLOSING OBLIGATIONS

3.1                               Seller’s Closing Obligations.  On the Effective Date, Seller shall deliver to Purchaser:

(i)                         A good and sufficient deed with covenants against grantor’s acts, or its local equivalent, in proper statutory form for recording, duly executed and acknowledged by Seller, conveying good and marketable fee simple title to the Real Property, free from all liens and encumbrances other than the Permitted Encumbrances;

(ii)                      A certificate of non-foreign status, pursuant to Section 1445 of the Internal Revenue Code, substantially in the form of Exhibit B, duly executed by TravelCenters of America LLC;

(iii)                   An executed counterpart amendment of the Amended and Restated TA Lease as contemplated by the Transaction Agreement; and

(iv)                  Such other conveyance documents, certificates, deeds, affidavits and other instruments as Purchaser, Seller or the Title Company may reasonably require to carry out the transactions contemplated by this Agreement and as are customary in like transactions in the area in which the Real Property is located.

3.2                               Assignment and Assumption of Intangible Property and Indemnity.  Seller hereby assigns to Purchaser all of Seller’s right, title and interest in and to the Intangible Property to the extent first arising from and after the Effective Date.  Purchaser hereby assumes all of Seller’s obligations with respect to the Intangible Property to the extent first arising from and after the Effective Date.  Purchaser hereby agrees to perform all of Seller’s obligations with respect to the Intangible Property to the extent first arising from and after the Effective Date.  In each case, subject to any lease or other agreement between Seller and Purchaser that may otherwise allocate responsibilities, Purchaser shall indemnify, defend and hold harmless Seller from and against any and all losses, costs, damages, demands, expenses, fees, fines, including reasonable attorneys’ fees (“Losses”) arising from the Intangible Property to the extent first arising from and after the Effective Date and Seller shall indemnify, defend and hold harmless Purchaser from and against any and all Losses arising from the Intangible Property to the extent first arising prior to the Effective Date.

3.3                               Purchaser’s Closing Obligation.  On the Effective Date, Purchaser shall pay the Purchase Price to Seller by wire transfer of immediately available funds as instructed by Seller and shall deliver an executed counterpart amendment of the Amended and Restated TA Lease as contemplated by the Transaction Agreement.

ARTICLE 4
PRORATIONS

4.1                               Proration Items.  Inasmuch as Seller will be leasing the Property from Purchaser on and after the Effective Date, all customary and usual prorations, including for ad valorem real estate taxes, personal property taxes, assessments or special assessments, water, gas, electric or

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other utilities,  shall be made for the account of Seller as seller under this Agreement or as the tenant under the lease being entered into by Seller and Purchaser.

4.2                               Survival.  The obligations of the parties under this Article 4 shall survive the Closing.

ARTICLE 5
MISCELLANEOUS

5.1                               Like-Kind Exchange.  Seller may elect to effectuate the transaction contemplated by this Agreement as part of a forward like-kind exchange in accordance with Section 1031 of the Internal Revenue Code.  In furtherance of the foregoing and notwithstanding anything contained in this Agreement to the contrary, Seller may assign its rights under this Agreement to a “qualified intermediary” in order to facilitate a forward like kind exchange under Section 1031 of the Internal Revenue Code, and Purchaser agrees to execute an instrument acknowledging and consenting to the same; provided, however, such assignment shall not relieve Seller of any of its obligations hereunder.

5.2                               Governing Law.  This Agreement shall be interpreted, construed, applied and enforced in accordance with the laws of The Commonwealth of Massachusetts.

5.3                               Severability.  If any provision of this Agreement shall be held or deemed to be, or shall in fact be, invalid, inoperative or unenforceable as applied to any particular case in any jurisdiction or jurisdictions, or in all jurisdictions or in all cases, because of the conflict of any provision with any constitution or statute or rule of public policy or for any other reason, such circumstance shall not have the effect of rendering the provision or provisions in question invalid, inoperative or unenforceable in any other jurisdiction or in any other case or circumstance or of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to the extent that such other provisions are not themselves actually in conflict with such constitution, statute or rule of public policy, but this Agreement shall be reformed and construed in any such jurisdiction or case as if such invalid, inoperative or unenforceable provision had never been contained herein and such provision reformed so that it would be valid, operative and enforceable to the maximum extent permitted in such jurisdiction or in such case.

5.4                               No Third Party Beneficiaries.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective legal representatives, successors and permitted assigns.  This Agreement is not intended and shall not be construed to create any rights in or to be enforceable in any part by any other persons.

5.5                               Entire Agreement.  This Agreement and the Transaction Agreement constitute the entire agreement of the parties hereto with respect to the subject matter hereof and shall supersede and take the place of any other instruments purporting to be an agreement of the parties hereto relating to the subject matter hereof.

5.6                               Merger.  Except with respect to the any obligation expressly stated to survive the Closing, none of the terms or provisions of this Agreement shall survive the Closing, and the payment of the Purchase Price and delivery of the deed and other closing documents at the

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Closing shall effect a merger, and be deemed the full performance and discharge of every obligation on the part of Seller and/or Purchaser to be performed hereunder.

5.7                               Counterparts.  This Agreement may be executed in one (1) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Any such counterparts or signatures may be delivered by facsimile or e-mail (in .pdf format), and any counterparts or signatures so delivered shall be deemed an original counterpart or signature for all purposes related to this Agreement.

5.8                               Section and Other Headings.  The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

5.9                               Time of Essence.  Time shall be of the essence with respect to the performance of each and every covenant and obligation, and the giving of all notices, under this Agreement.

5.10                        Survival.  The provisions of this Article 5 shall survive the Closing.

[Remainder of page intentionally left blank; signature page follows.]

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IN WITNESS WHEREOF, Purchaser and Seller have caused this Agreement to be executed as a sealed instrument as of the date first above written.

PURCHASER:

HPT TA PROPERTIES LLC,
a Maryland limited liability company

By:	/s/ Mark L. Kleifges
Mark L. Kleifges
Treasurer and Chief Financial Officer

SELLER:

TA OPERATING LLC,
a Delaware limited liability company

By:	/s/ Mark R. Young
Mark R. Young
Executive Vice President

[Signature Page to Sales Agreement — Gary, IN]

Exhibit A

Legal Description

PARCEL 1:

PART OF THE NORTHWEST 1/4 OF SECTION 21, TOWNSHIP 36 NORTH, RANGE 8 WEST OF THE 2ND PRINCIPAL MERIDIAN, IN THE CITY OF GARY, LAKE COUNTY, INDIANA, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE EAST LINE OF GRANT STREET (54 FEET EAST OF THE WEST LINE OF SAID NORTHWEST 1/4) WHICH IS 1899.03 FEET NORTH OF THE SOUTH LINE OF SAID NORTHWEST 1/4; THENCE EAST AT RIGHT ANGLES TO THE EAST LINE OF GRANT STREET, 120 FEET; THENCE NORTH PARALLEL TO THE EAST LINE OF GRANT STREET, 182.95 FEET MORE OR LESS, TO A LINE DRAWN PERPENDICULAR TO THE WEST LINE OF SAID NORTHWEST 1/4 THROUGH A POINT IDENTIFIED AS STATION 2 PLUS 35 ON CENTER LINE “C” AS SET OUT IN THE DESCRIPTION OF PARCEL 334 OF PROJECT NO. 265, SECTION 22, IN A RIGHT-OF-WAY GRANT TO THE STATE HIGHWAY DEPARTMENT OF INDIANA, RECORDED IN RIGHT OF WAY GRANT RECORD 1127 PAGE 273, IN THE OFFICE OF THE RECORDER OF LAKE COUNTY, INDIANA; THENCE WEST ALONG SAID PERPENDICULAR LINE 120 FEET TO THE EAST LINE OF GRANT STREET; THENCE SOUTH ALONG THE EAST LINE OF GRANT STREET 182.95 FEET, MORE OR LESS TO THE POINT OF BEGINNING.

PARCEL 2:

PART OF THE NORTHWEST 1/4 OF SECTION 21, TOWNSHIP 36 NORTH, RANGE 8 WEST OF THE 2ND PRINCIPAL MERIDIAN, IN THE CITY OF GARY, LAKE COUNTY, INDIANA, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE EAST LINE OF GRANT STREET WHICH IS 1,799.03 FEET NORTH OF THE SOUTH LINE OF SAID NORTHWEST 1/4 OF SECTION 21, SAID POINT OF BEGINNING BEING 200 FEET NORTH OF THE NORTH LINE OF THE ENTRANCE PARCEL OF THE UNITED STATES ARMY SITE AS SAID ENTRANCE PARCEL IS DESCRIBED IN AN EASEMENT RECORDED IN MISCELLANEOUS RECORD 626 PAGE 238; THENCE EAST AT RIGHT ANGLES TO THE EAST LINE OF GRANT STREET AND 200 FEET NORTH OF A LINE PARALLEL WITH THE NORTH LINE OF SAID ENTRANCE PARCEL, 120 FEET; THENCE NORTH AND PARALLEL WITH THE EAST LINE OF GRANT STREET 100 FEET; THENCE WEST AT RIGHT ANGLES 120 FEET TO THE EAST LINE OF GRANT STREET; THENCE SOUTH ALONG THE EAST LINE OF GRANT STREET 100 FEET TO THE PLACE OF BEGINNING.

PARCEL 3:

A PART OF THE NORTHWEST 1/4 OF SECTION 21, TOWNSHIP 36 NORTH, RANGE 8 WEST OF THE 2ND PRINCIPAL MERIDIAN, IN THE CITY OF GARY, LAKE COUNTY, INDIANA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT A POINT ON THE EAST RIGHT-OF-WAY LINE GRANT STREET (54 FEET EAST OF THE WEST LINE OF SAID NORTHWEST 1/4) WHICH IS 1,799.03 FEET NORTH OF THE SOUTH LINE OF SAID NORTHWEST 1/4; THENCE EAST RIGHT ANGLES TO THE EAST RIGHT-OF-WAY LINE OF GRANT STREET 120.0 FEET TO THE POINT OF BEGINNING; THENCE CONTINUING EAST ALONG SAID LAST MENTIONED COURSE 120.0 FEET; THENCE NORTH PARALLEL WITH THE EAST RIGHT-OF-WAY LINE OF GRANT STREET 283.95 FEET MORE OR LESS TO A LINE DRAWN PERPENDICULAR TO THE WEST LINE OF SAID NORTHWEST 1/4, THROUGH A POINT IDENTIFIED AS STATION 2 PLUS 35 ON CENTER LINE “C” AS SET OUT IN THE DESCRIPTION OF PARCEL 334 OF PROJECT NO. 265, SECTION 22, IN A RIGHT-OF-WAY GRANT TO THE STATE HIGHWAY DEPARTMENT OF INDIANA, RECORDED IN A RIGHT-OF-WAY GRANT RECORD 1127 PAGE 273, IN THE OFFICE OF THE RECORDED OF LAKE COUNTY, INDIANA; THENCE WEST ALONG SAID PERPENDICULAR LINE 120.0 FEET THENCE SOUTH PARALLEL WITH THE EAST RIGHT-OF-WAY LINE OF GRANT STREET 282.95 FEET MORE OR LESS TO THE POINT OF BEGINNING, EXCEPT FROM THE ABOVE DESCRIBED PARCEL THAT PART DESCRIBED AS FOLLOWS: PART OF THE NORTHWEST 1/4 OF SECTION 21, TOWNSHIP 36 NORTH, RANGE 8 WEST OF THE 2ND PRINCIPAL MERIDIAN, IN THE CITY OF GARY, LAKE COUNTY, INDIANA, DESCRIBED AS FOLLOWS: COMMENCING AT A POINT ON THE EAST LINE OF GRANT STREET WHICH IS 1,799.03 FEET NORTH OF THE SOUTH LINE OF THE NORTHWEST 1/4 OF SECTION 21, SAID POINT OF COMMENCEMENT BEING 200 FEET NORTH OF THE NORTH LINE OF THE ENTRANCE PARCEL OF THE UNITED STATES ARMY SITE AS SAID ENTRANCE IS DESCRIBED IN AN EASEMENT RECORDED IN MISCELLANEOUS RECORD 626 PAGE 238; THENCE EAST RIGHT ANGLES TO THE EAST LINE OF GRANT STREET AND 200 FEET NORTH OF AND PARALLEL WITH THE NORTH LINE OF SAID ENTRANCE PARCEL, 120 FEET TO THE POINT OF BEGINNING; THENCE NORTH PARALLEL WITH THE EAST RIGHT-OF-WAY LINE OF GRANT STREET 282.95 FEET, MORE OR LESS, TO A LINE DRAWN PERPENDICULAR TO THE WEST LINE OF SAID NORTHWEST 1/4 OF SECTION 21; THENCE EAST ON SAID PERPENDICULAR LINE, 30 FEET; THENCE SOUTH 68.97 FEET; THENCE WEST 24 FEET; THENCE SOUTH 213.95 FEET TO A POINT 6 FEET EAST OF THE POINT OF BEGINNING; THENCE WEST 6 FEET TO THE POINT OF BEGINNING.

PARCEL 4:

PART OF THE NORTHWEST 1/4 OF SECTION 21, TOWNSHIP 36 NORTH, RANGE 8 WEST OF THE 2ND PRINCIPAL MERIDIAN, IN THE CITY OF GARY, LAKE COUNTY, INDIANA, DESCRIBED AS FOLLOWS:

COMMENCING AT A POINT ON THE EAST LINE OF GRANT STREET WHICH IS 1,799.03 FEET NORTH OF THE SOUTH LINE OF THE NORTHWEST 1/4 OF SECTION 21, SAID POINT OF COMMENCING BEING 200 FEET NORTH OF THE NORTH LINE OF THE ENTRANCE PARCEL OF THE UNITED STATES ARMY SITE AS SAID ENTRANCE IS DESCRIBED IN AN EASEMENT RECORDED IN MISCELLANEOUS RECORD 626 PAGE 238; THENCE EAST AT RIGHT ANGLES TO THE EAST LINE OF GRANT STREET AND 200 FEET NORTH OF AND PARALLEL WITH THE NORTH LINE OF SAID ENTRANCE PARCEL 120 FEET TO THE POINT OF BEGINNING: THENCE NORTH

PARALLEL WITH THE EAST RIGHT-OF-WAY LINE OF GRANT STREET 282.95 FEET, MORE OR LESS, TO A LINE DRAWN PERPENDICULAR TO THE WEST LINE OF SAID NORTHWEST 1/4 OF SECTION 21; THENCE EAST ON SAID PERPENDICULAR LINE, 30 FEET; THENCE SOUTH 68.97 FEET; THENCE WEST 24 FEET; THENCE SOUTH 213.98 FEET TO A POINT 6 FEET EAST OF THE POINT OF BEGINNING; THENCE WEST 6 FEET TO THE POINT OF BEGINNING.

PARCEL 5:

A PART OF THE NORTHWEST 1/4 OF SECTION 21. TOWNSHIP 36 NORTH, RANGE 8 WEST OF THE 2ND PRINCIPAL MERIDIAN, IN THE CITY OF GARY, LAKE COUNTY, INDIANA, MORE PARTICULARLY DESCRIBE AS FOLLOWS:

COMMENCING AT A POINT ON THE EAST RIGHT-OF-WAY LINE OF GRANT STREET SAID POINT BEING 54 FEET EAST OF THE WEST LINE OF SAID NORTHWEST 1/4 OF SECTION 21, AND 1,799.03 FEET NORTH OF THE SOUTH LINE OF SAID NORTHWEST 1/4 OF SECTION 21: THENCE EAST OF RIGHT ANGLES TO THE EAST RIGHT-OF-WAY LINE OF GRANT STREET 120.00 FEET TO THE POINT OF BEGINNING: THENCE CONTINUING EAST 120.00 FEET; THENCE NORTH ON PARALLEL WITH THE EAST RIGHT-OF-WAY LINE OF GRANT STREET, 205.18 FEET, MORE OR LESS, TO A POINT WHICH IS 78.77 FEET SOUTH OF LINE DRAWN AT RIGHT ANGLES TO THE WEST LINE OF SAID NORTHWEST 1/4 OF SECTION 21 THROUGH A POINT IDENTIFIED AS STATION 2 PLUS 35 ON CENTER LINE “C” AS SET OUT IN THE DESCRIPTION OF PARCEL 334 OF PROJECT NO. 265, SECTION 22 IN A RIGHT-OF- WAY GRANT TO THE INDIANA DEPARTMENT OF HIGHWAYS, RECORDED IN RIGHT-OF-WAY GRANT RECORD 1127 PAGE 273, IN THE OFFICE OF THE RECORDER OF LAKE COUNTY, INDIANA: THENCE EAST PERPENDICULAR TO THE EAST RIGHT-OF-WAY LINE OF GRAND STREET 271.00 FEET; THENCE SOUTH PARALLEL WITH EAST RIGHT-OF-WAY LINE GRANT STREET 305.18 FEET; THENCE CONTINUING WEST PERPENDICULAR TO THE EAST RIGHT-OF-WAY LINE OF GRAND STREET, 391.00 FEET; THENCE NORTH PERPENDICULAR TO SAID LAST MENTIONED COURSE 100.00 FEET TO THE POINT OF BEGINNING.

PARCEL 6:

THAT PART OF THE NORTHWEST 1/4 OF SECTION 21, TOWNSHIP 36 NORTH, RANGE 8 WEST OF THE 2ND PRINCIPAL MERIDIAN, IN THE CITY OF GARY, LAKE COUNTY, INDIANA, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE EAST LINE OF GRANT STREET WHICH IS 1,434.03 FEET, NORTH OF THE SOUTH LINE OF THE SAID NORTHWEST 1/4 OF SECTION 21; THENCE EAST AT RIGHT ANGLES IN THE EAST LINE OF GRANT STREET A DISTANCE OF 120 FEET; THENCE NORTH PARALLEL TO THE EAST LINE OF GRANT STREET A DISTANCE OF 115 FEET TO THE SOUTH LINE OF THE ENTRANCE PARCEL OF THE U.S. ARMY SITE, AS THE SAID ENTRANCE PARCEL IS DESCRIBED IN RIGHT-OF-WAY EASEMENT, IN MISCELLANEOUS RECORD 626 PAGE 238 AS DOCUMENT NO. 811940, IN LAKE COUNTY, INDIANA; THENCE WEST AT RIGHT ANGLE TO THE EAST LINE OF GRANT STREET, ALONG THE SOUTH LINE OF SAID ENTRANCE PARCEL A DISTANCE OF 120 FEET TO THE EAST LINE OF GRANT

STREET; THENCE SOUTH ALONG THE EAST LINE OF GRANT STREET A DISTANCE OF 115 FEET TO THE POINT OF BEGINNING.

PARCEL 7:

PART OF THE NORTHWEST QUARTER OF SECTION 21, TOWNSHIP 36 NORTH, RANGE 8 WEST OF THE 2ND PRINCIPAL MERIDIAN, IN THE CITY OF GARY, LAKE COUNTY, INDIANA, DESCRIBED AS FOLLOWS:

COMMENCING AT A POINT ON THE WEST LINE OF SAID NORTHWEST QUARTER, SAID POINT BEING IDENTIFIED AS STATION 2 PLUS 35 ON CENTERLINE “C” AS SHOWN IN THE DESCRIPTION OF PARCEL 334 OF PROJECT NO. 265, SECTION 22 IN A RIGHT-OF-WAY GRANT TO THE STATE HIGHWAY DEPARTMENT (INDIANA DEPARTMENT OF TRANSPORTATION), RECORDED IN RIGHT-OF-WAY GRANT RECORD 1127, PAGE 273, IN THE RECORDER’S OFFICE OF SAID COUNTY, THENCE EAST ALONG A LINE DRAWN PERPENDICULAR TO THE WEST LINE OF SAID NORTHWEST QUARTER (SAID WEST LINE ASSUMED TO BE NORTH 00 DEGREES 00 MINUTES 00 SECONDS EAST), SOUTH 90 DEGREES 00 MINUTES 00 SECONDS EAST, 294.00 FEET TO THE NORTHEAST CORNER OF PARCEL “C” AS DESCRIBED TO TA OPERATING LLC IN A SPECIAL WARRANTY DEED, RECORDED AS DOCUMENT NUMBER 2011-035107 ON JUNE 29, 2011 IN SAID RECORDER’S OFFICE AND THE POINT OF BEGINNING; THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS EAST, 78.77 FEET ALONG THE EAST LINE OF SAID PARCEL “C” TO THE NORTHWEST CORNER OF PARCEL “E” AS DESCRIBED IN SAID TA OPERATING LLC DEED; THENCE SOUTH 90 DEGREES 00 MINUTES 00 SECONDS EAST, 271.00 FEET ALONG THE NORTH LINE OF SAID PARCEL “E” TO THE NORTHEAST CORNER THEREOF; THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS EAST, 305.18 FEET (DEED), 304.18 FEET (CALCULATED) TO THE SOUTHEAST CORNER THEREOF; THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS WEST, 385.00 FEET ALONG THE SOUTH LINE OF SAID PARCEL “E” TO THE NORTHEAST CORNER OF A PARCEL OF LAND DESCRIBED TO NORTHLAND DEVELOPMENT CORPORATION, INCORPORATED, IN A QUIT CLAIM DEED, RECORDED AS DOCUMENT NUMBER 945241 ON OCTOBER 23, 1987 IN SAID RECORDER’S OFFICE; THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS EAST, 505.02 FEET ALONG THE EAST LINE OF SAID NORTHLAND PARCEL TO THE SOUTHERLY LINE OF A PARCEL OF LAND DESCRIBED TO THE CITY OF GARY IN A QUIT CLAIM DEED, RECORDED AS DOCUMENT NO. 623001 IN BOOK 1294, PAGE 225 ON JULY 1, 1965 IN SAID RECORDER’S OFFICE; THENCE SOUTH 90 DEGREES 00 MINUTES 00 SECONDS EAST, 23.93 FEET ALONG LAST SAID SOUTHERLY LINE TO THE EAST LINE OF SAID NORTHLAND PARCEL; THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS EAST, 193.89 FEET (DEED) 194.89 FEET (CALCULATED) ALONG THE EAST LINE OF SAID NORTHLAND PARCEL TO THE NORTH LINE OF PARCEL “J” AS DESCRIBED IN SAID TA OPERATING LLC DEED; THENCE SOUTH 88 DEGREES 57 MINUTES 58 SECONDS EAST, 97.28 FEET ALONG THE NORTH LINE OF SAID PARCEL “J” TO THE NORTHEAST CORNER THEREOF; THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS EAST, 290.00 FEET ALONG THE EAST LINE OF SAID PARCEL “J” TO THE NORTH RIGHT OF WAY LINE OF 32ND AVENUE (CURRENTLY BEING 100 FOOT RIGHT OF WAY WIDTH); THENCE SOUTH 88 DEGREES 57 MINUTES 58 SECONDS

EAST, 1024.96 FEET ALONG SAID NORTH RIGHT OF WAY LINE TO THE EAST LINE OF THE WEST HALF OF SAID NORTHWEST QUARTER; THENCE NORTH 00 DEGREES 01 MINUTES 14 SECONDS EAST, 1148.11 FEET ALONG LAST SAID EAST LINE TO A LINE 245.00 FEET SOUTH OF AND PARALLEL WITH SAID LINE DRAWN PERPENDICULAR AND THROUGH SAID POINT IDENTIFIED AS STATION 2 PLUS 35; THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS WEST, 711.40 FEET ALONG SAID PARALLEL LINE TO A LINE 50 FEET EAST OF AND PARALLEL WITH SAID EAST LINE OF PARCEL “E”; THENCE NORTH 00 DEGREES 00 MINUTES 00 SECONDS WEST, 245.00 FEET ALONG LAST SAID PARALLEL LINE TO SAID LINE DRAWN PERPENDICULAR AND THROUGH SAID POINT IDENTIFIED AS STATION 2 PLUS 35; THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS WEST, 321.00 FEET ALONG SAID LINE DRAWN PERPENDICULAR THROUGH SAID POINT IDENTIFIED AS STATION 2 PLUS 35 TO THE POINT OF BEGINNING, CONTAINING 28.58 ACRES MORE OR LESS.

PARCEL 8:

A PART OF THE NORTHWEST QUARTER OF SECTION 21, TOWNSHIP 36 NORTH, RANGE 8 WEST OF THE 2ND PRINCIPAL MERIDIAN IN THE CITY OF GARY, LAKE COUNTY, INDIANA, DESCRIBED AS FOLLOWS:

COMMENCING AT A POINT ON THE EAST RIGHT OF WAY LINE OF GRANT STREET, SAID POINT BEING 54 FEET EAST OF THE WEST LINE OF SAID NORTHWEST QUARTER OF SECTION 21 AND 1,699.03 FEET NORTH OF THE SOUTH LINE OF SAID NORTHWEST QUARTER OF SECTION 21; THENCE EAST AT RIGHT ANGLES TO THE EAST RIGHT OF WAY LINE OF GRANT STREET 120.00 FEET TO THE TRUE POINT OF BEGINNING, SAID POINT OF BEGINNING BEING 100 FEET NORTH OF THE NORTH LINE OF THE ENTRANCE PARCEL OF THE UNITED STATES ARMY SITE AS SAID ENTRANCE PARCEL IS DESCRIBED IN AN EASEMENT RECORDED IN MISCELLANEOUS RECORD 626, PAGE 238; THENCE EAST AT RIGHT ANGLES TO THE EAST LINE OF GRANT STREET AND 100 FEET NORTH OF AND PARALLEL WITH THE NORTH LINE OF SAID ENTRANCE PARCEL 6.00 FEET; THENCE SOUTH AND PARALLEL WITH THE EAST LINE OF GRANT STREET 100 TO THE NORTHEASTERLY CORNER OF SAID ENTRANCE PARCEL; THENCE WEST AT RIGHT ANGLES TO THE EAST LINE OF GRANT STREET AND ALONG THE NORTH LINE OF SAID ENTRANCE PARCEL 6.00 FEET; THENCE NORTH AND PARALLEL WITH THE EAST LINE OF GRANT STREET 100 FEET TO THE TRUE POINT OF BEGINNING;

ALSO, A PART OF THE NORTHWEST QUARTER OF SECTION 21, TOWNSHIP 36 NORTH, RANGE 8 WEST OF THE 2ND PRINCIPAL MERIDIAN, IN THE CITY OF GARY, LAKE COUNTY, INDIANA, DESCRIBED AS FOLLOWS:

COMMENCING AT THE INTERSECTION OF THE EAST RIGHT OF WAY LINE OF GRANT STREET AND THE NORTH RIGHT OF WAY LINE OF WEST 32ND AVENUE, WHICH POINT OF INTERSECTION IS 54 FEET EAST OF THE WEST LINE OF SAID NORTHWEST QUARTER OF SECTION 21 AND 710.20 FEET NORTH OF THE SOUTH LINE OF SAID NORTHWEST QUARTER OF SECTION 21; THENCE EAST AT RIGHT ANGLES TO THE EAST RIGHT OF WAY LINE OF GRANT STREET 120.00 FEET TO THE TRUE POINT OF BEGINNING; THENCE CONTINUING NORTH AND PARALLEL

WITH THE EAST RIGHT OF WAY LINE OF GRANT STREET 838.91 FEET TO A POINT ON THE SOUTH LINE OF THE ENTRANCE PARCEL OF THE UNITED STATES ARMY SITE AS SAID ENTRANCE PARCEL IS DESCRIBED IN AN EASEMENT RECORDED IN MISCELLANEOUS RECORD 626, PAGE 238; THENCE EAST AT RIGHT ANGLES TO THE EAST RIGHT OF WAY LINE OF GRANT STREET ALONG SAID SOUTH LINE OF SAID ENTRANCE PARCEL 6.00 FEET; THENCE SOUTH AND PARALLEL WITH THE EAST RIGHT OF WAY LINE OF GRANT STREET 355.02 FEET; THENCE EAST AT RIGHT ANGLES TO THE EAST RIGHT OF WAY LINE OF GRANT STREET 24.00 FEET; THENCE SOUTH AND PARALLEL WITH THE EAST RIGHT OF WAY LINE OF GRANT STREET 193.89 FEET; THENCE CONTINUING WEST AT RIGHT ANGLES TO THE EAST RIGHT OF WAY LINE OF GRANT STREET 10.00 FEET; THENCE SOUTH AND PARALLEL WITH THE EAST RIGHT OF WAY LINE OF GRANT STREET 290.00 FEET TO A POINT ON THE NORTH RIGHT OF WAY LINE OF WEST 32ND AVENUE; THENCE WEST ALONG SAID NORTH RIGHT OF WAY LINE 20.00 FEET TO THE TRUE POINT OF BEGINNING.

PARCEL 9:

EASEMENT AND RIGHT OF WAY, FOR THE CONSTRUCTION, INSTALLATION, USE, OPERATION, MAINTENANCE, AND REPAIR OF AN ACCESS ROAD FOR INGRESS AND EGRESS THERETO, ALSO PUBLIC UTILITIES AND SERVICE FACILITIES ON, OVER, ALONG, UNDER, THROUGH AND ACROSS CERTAIN PROPERTY, AS DESCRIBED IN THAT CERTAIN RIGHT OF WAY EASEMENT BETWEEN RUSSELL H. MCBRIDE AND THE UNITED STATES OF AMERICA DATED DECEMBER 3, 1954, RECORDED JANUARY 19, 1955 IN BOOK 626, PAGE 238, AS ASSIGNED BY THAT CERTAIN QUITCLAIM DEED BETWEEN UNITED STATES OF AMERICA AND THE CITY OF GARY DATED APRIL 29, 1965, RECORDED AS DOCUMENT NUMBER 623001, AS ASSIGNED BY THAT CERTAIN SPECIAL WARRANTY DEED BETWEEN THE CITY OF GARY AND THE INSURED DATED OCTOBER 17, 2012, RECORDED NOVEMBER 19, 2012, AS DOCUMENT NUMBER 2012-081474.

PARCEL 10:

EASEMENT CREATED BY INSTRUMENT DATED DECEMBER 3, 1954 AND RECORDED JANUARY 19, 1955 IN MISCELLANEOUS RECORD 626 PAGE 238 AS DOCUMENT NO. 811940, MADE BY RUSSELL H. MCBRIDE, SUCCESSOR TRUSTEE UNDER DEED MADE BY THE TOLLESTON CLUB OF CHICAGO, RECORDED DECEMBER 20, 1926 AS DOCUMENT NO. 226426, IN DEED RECORD 388 PAGE 535, PURSUANT TO ORDER ENTERED MAY 12, 1943 IN LAKE SUPERIOR COURT AS CAUSE NO. 59249, GARY TO THE UNITED STATES OF AMERICA AND ITS ASSIGNS, COVERING THE FOLLOWING DESCRIBED REAL ESTATE; A TRACT OF LAND SITUATED IN THE WEST 1/2 OF GOVERNMENT LOT 8, SECTION 21, TOWNSHIP 38 NORTH RANGE 8 WEST OF THE SECOND PRINCIPAL MERIDIAN, ACCORDING TO GOVERNMENT SURVEY OF 1872, AS RECORDED IN PLAT BOOK 14 PAGE 36 IN THE OFFICE OF THE RECORDER OF LAKE COUNTY INDIANA, DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF THE NORTH 1/2 OF THE SOUTH 1/2 OF SECTION 20, TOWNSHIP 36 NORTH, RANGE 8 WEST OF THE SECOND P.M. SAID CORNER BEING A POINT ON THE EAST LINE OF SECTION 20 AND THE WEST LINE OF SECTION 21, SAID TOWNSHIP AND RANGE; THENCE NORTHERLY, ALONG SAID LINE A DISTANCE OF 2,846.00 FEET TO THE TRUE POINT OF BEGINNING; THENCE FROM THE POINT OF BEGINNING NORTHERLY ALONG THE WEST LINE OF SAID SECTION 21, A DISTANCE OF 100 FEET; THENCE EASTERLY AT RIGHT ANGLES TO THE WEST LINE OF SAID SECTION 21, A DISTANCE OF 54.00 FEET TO THE EAST LINE OF GRANT STREET; THENCE SOUTHERLY, ALONG THE EAST LINE OF GRANT STREET, A DISTANCE OF 25.00 FEET; THENCE EASTERLY AT RIGHT ANGLES TO THE WEST LINE OF SAID SECTION 21, A DISTANCE OF 126.00 FEET, THENCE SOUTHERLY, PARALLEL TO THE WEST LINE OF SAID SECTION 21, A DISTANCE OF 50.00 FEET; THENCE WESTERLY AT RIGHT ANGLES TO THE WEST LINE OF SAID SECTION 21 A DISTANCE OF 126.00 FEET TO THE EAST LINE OF GRANT STREET; THENCE SOUTHERLY ALONG THE EAST LINE OF GRANT STREET, A DISTANCE OF 25.00 FEET; THENCE WESTERLY, A DISTANCE OF 54.00 FEET TO THE POINT OF BEGINNING.

PARCEL 11:

THAT PART OF THE NORTHWEST 1/4 OF THE NORTHWEST 1/4 OF SECTION 21, TOWNSHIP 36 NORTH, RANGE 8 WEST OF THE 2ND PRINCIPAL MERIDIAN IN THE CITY OF GARY, IN LAKE COUNTY, INDIANA, DESCRIBED AS FOLLOWS. BEGINNING AT A POINT ON THE EAST LINE OF GRANT STREET, WHICH IS 1,599.03 FEET, MORE OR LESS NORTH OF THE SOUTH LINE OF SAID NORTHWEST 1/4 OF SECTION 21, SAID POINT OF BEGINNING BEING ON THE NORTH LINE OF ENTRANCE PARCEL TO U.S. ARMY SITE, AS THE SAID ENTRANCE PARCEL IS DESCRIBED IN RIGHT OF WAY EASEMENT, IN MISCELLANEOUS RECORD 626 PAGE 238 AS DOCUMENT NO. 811940, IN LAKE COUNTY, INDIANA; THENCE EAST AT RIGHT ANGLES AS TO THE EAST LINE OF GRANT STREET, ALONG THE NORTHEAST LINE OF SAID ENTRANCE PARCEL A DISTANCE OF 120 FEET; THENCE NORTH AND PARALLEL TO THE EAST LINE OF GRANT STREET, A DISTANCE OF 100 FEET; THENCE WEST AT RIGHT ANGLES A DISTANCE OF 120 FEET TO THE EAST LINE OF GRANT STREET; THENCE SOUTH ALONE THE EAST LINE OF GRANT STREET, A DISTANCE OF 100 FEET TO THE POINT OF BEGINNING, IN LAKE COUNTY, INDIANA.

PARCEL 12:

THAT PART OF THE NORTHWEST 1/4 OF SECTION 21, TOWNSHIP 36 NORTH, RANGE 8 WEST OF THE 2ND PRINCIPAL MERIDIAN, IN THE CITY OF GARY, LAKE COUNTY, INDIANA, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE WEST LINE OF SAID NORTHWEST 1/4 WHICH IS 2081.98 FEET NORTH OF THE SOUTH LINE OF THE SAID NORTHWEST 1/4 OF SAID SECTION, THE SAID POINT OF BEGINNING DESIGNATED AS SECTION 2 PLUS 35 AS INDICATED ON RIGHT OF WAY GRANT TO THE STATE HIGHWAY DEPARTMENT OF INDIANA, PROJECT NO. 265, SECTION 23, THENCE EAST AT RIGHT ANGLES TO

THE WEST LINE OF SAID NORTHWEST 1/4 OF SAID SECTION A DISTANCE OF 204 FEET; THENCE NORTH AND PARALLEL TO THE WEST LINE OF SAID NORTHWEST 1/4 OF SAID SECTION A DISTANCE OF 381.27 FEET, MORE OR LESS, IN THE SOUTH RIGHT OF WAY LINE OF THE NORTHERN INDIANA PUBLIC SERVICE COMPANY’S PROPERTY; THENCE WEST ALONG THE SAID SOUTH RIGHT-OF-WAY LINE OF THE SAID NORTHERN INDIANA PUBLIC SERVICE COMPANY, A DISTANCE OF 204 FEET TO A POINT ON THE WEST LINE OF THE NORTHWEST 1/4 OF SAID SECTION; THENCE SOUTH ALONG THE WEST LINE OF THE SAID NORTHWEST 1/4 OF SAID SECTION TO THE PLACE OF BEGINNING. EXCEPTING THEREFROM THAT PART DEEDED TO THE STATE OF INDIANA, LITTLE CALUMET RIVER BASIN DEVELOPMENT COMMISSION BY CLERK’S DEED RECORDED APRIL 26, 1995 AS DOCUMENT NO. 95022966, DESCRIBED AS FOLLOWS:

PART OF THE NORTHWEST 1/4 OF SECTION 21, TOWNSHIP 36 NORTH, RANGE 8 WEST OF THE 2ND PRINCIPAL MERIDIAN, IN THE CITY OF GARY, LAKE COUNTY, INDIANA, MORE PRECISELY DESCRIBED AS: BEGINNING AT A POINT ON THE WEST LINE OF SAID NORTHWEST 1/4, WHICH IS 517 FEET SOUTH OF THE NORTHWEST CORNER OF SECTION 21; THENCE EAST ON A LINE PARALLEL WITH THE NORTH LINE OF SAID SECTION 21 A DISTANCE OF 204 FEET; THENCE NORTH ON A LINE PARALLEL WITH THE WEST LINE OF SAID SECTION 21 A DISTANCE OF 239.27 FEET TO THE SOUTH RIGHT-OF-WAY LINE OF THE NORTHERN INDIANA PUBLIC SERVICE COMPANY’S PROPERTY; THENCE WEST ALONG THE SAID SOUTH RIGHT OF WAY LINE OF SAID NORTHERN INDIANA PUBLIC SERVICE COMPANY A DISTANCE OF 204 FEET TO A POINT ON THE WEST LINE OF THE NORTHWEST 1/4 OF SAID SECTION; THENCE SOUTH ALONG THE WEST LINE OF SAID SECTION 21, A DISTANCE OF 239.27 FEET TO THE POINT OF BEGINNING, IN THE CITY OF GARY, LAKE COUNTY, INDIANA.

PARCEL 13:

PART OF THE SOUTHWEST 1/4, NORTHWEST 1/4 OF SECTION 21, TOWNSHIP 36 NORTH, RANGE 8 WEST OF THE SECOND PRINCIPAL MERIDIAN, MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT A POINT 2032.94 FEET NORTH AND 194 FEET EAST OF THE SOUTHWEST CORNER OF THE NORTHWEST 1/4, SOUTHWEST 1/4 OF SAID SECTION 21, THENCE EAST AND PARALLEL WITH THE SOUTH LINE OF THE NORTHWEST 1/4, SOUTHWEST 1/4 OF SAID SECTION 21, A DISTANCE OF 107.28 FEET; THENCE NORTH AND PARALLEL WITH THE WEST LINE OF THE SOUTHWEST 1/4, NORTHWEST 1/4 OF SAID SECTION 21, A DISTANCE OF 290 FEET; THENCE WEST AND PARALLEL WITH THE SOUTH LINE OF THE NORTHWEST 1/4, SOUTHWEST 1/4 OF SAID SECTION 21, A DISTANCE OF 107.28 FEET; THENCE SOUTH AND PARALLEL WITH THE WEST LINE OF THE SOUTHWEST 1/4, NORTHWEST 1/4 OF SAID SECTION 21, A DISTANCE OF 290 FEET TO THE POINT OF BEGINNING, ALL IN THE CITY OF GARY, LAKE COUNTY, INDIANA.

PARCEL 14:

THE NORTH 100 FEET OF THE FOLLOWING:

THAT PART OF THE NORTHWEST QUARTER OF SECTION 21, TOWNSHIP 36 NORTH, RANGE 8 WEST OF THE SECOND PRINCIPAL MERIDIAN, IN THE CITY OF GARY, LAKE COUNTY, INDIANA, DESCRIBED AS FOLLOWS: BEGINNING AT A POINT ON THE EAST LINE OF GRANT STREET WHICH IS 1599.03 FEET, MORE OR LESS, NORTH OF THE SOUTH LINE OF SAID NORTHWEST QUARTER OF SECTION 21, SAID POINT OF BEGINNING BEING ON THE NORTH LINE OF ENTRANCE PARCEL TO U. S. ARMY SITE, AS THE SAID ENTRANCE PARCEL IS DESCRIBED IN RIGHT OF WAY EASEMENT, IN MISCELLANEOUS RECORD 626, PAGE 238, DOCUMENT NUMBER 811940, IN LAKE COUNTY, INDIANA, THENCE EAST AT RIGHT ANGLES TO THE EAST LINE OF GRANT STREET, ALONG THE NORTH LINE OF SAID ENTRANCE PARCEL A DISTANCE OF 120 FEET; THENCE NORTH AND PARALLEL TO THE EAST LINE OF GRANT STREET, A DISTANCE OF 200 FEET; THENCE WEST AT RIGHT ANGLES A DISTANCE OF 120 FEET TO THE EAST LINE OF GRANT STREET; THENCE SOUTH ALONG THE EAST LINE OF GRANT STREET, A DISTANCE OF 200 FEET TO THE POINT OF BEGINNING, IN LAKE COUNTY, INDIANA.

THE ABOVE FEE PARCELS ARE DESCRIBED BELOW TO CREATE AN OVERALL PERIMETER DESCRIPTION AS FOLLOWS:

A PART OF THE NORTHWEST QUARTER SECTION 21, TOWNSHIP 36 NORTH, RANGE 8 WEST, OF THE 2ND PRINCIPAL MERIDIAN IN THE CITY OF GARY, LAKE COUNTY, INDIANA, DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF SAID NORTHWEST QUARTER; THENCE NORTH 00 DEGREES 00 MINUTES 00 SECONDS EAST ALONG THE WEST LINE OF THE NORTHWEST QUARTER, 2081.98 FEET TO THE POINT OF BEGINNING; THENCE NORTH 00 DEGREES 00 MINUTES 00 SECONDS EAST, ALONG SAID WEST LINE OF THE NORTHWEST QUARTER, 45.95 FEET; THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS EAST, LEAVING THE WEST LINE OF THE NORTHWEST QUARTER AND INTO THE NORTHWEST QUARTER, 204.00 FEET; THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS WEST, 45.95 FEET; THENCE NORTH 89 DEGREES 59 MINUTES 47 SECONDS EAST, 411.00 FEET; THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS EAST, 245.00 FEET; THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS EAST, 711.40 FEET; THENCE SOUTH 00 DEGREES 01 MINUTE 14 SECONDS WEST, 1148.11 FEET TO THE NORTH LINE OF 32ND AVE.; THENCE NORTH 88 DEGREES 57 MINUTES 58 SECONDS WEST, ALONG SAID NORTH LINE OF 32ND AVE., 1152.17 FEET; THENCE NORTH 00 DEGREES 00 MINUTES 00 SECONDS EAST, 724.34 FEET; THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS WEST, 120.00 FEET TO THE EAST LINE OF GRANT STREET; THENCE NORTH 00 DEGREES 00 MINUTES 00 SECONDS EAST, ALONG THE EAST LINE OF GRANT STREET, 115.00 FEET; THENCE NORTH 89 DEGREES 57 MINUTES 49 SECONDS EAST, 126.00 FEET; THENCE NORTH 00 DEGREES 00 MINUTES 15 SECONDS EAST, 49.92 FEET; THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS WEST, 126.00 FEET TO THE EAST LINE OF GRANT STREET; THENCE NORTH 00 DEGREES 00 MINUTES 00 SECONDS EAST, ALONG THE EAST LINE OF GRANT

STREET, 482.95 FEET; THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS WEST, 54.00 FEET TO THE POINT OF BEGINNING, CONTAINING 34.429 ACRES.

EXHIBIT B

Form of FIRPTA Certificate

(See attached)

FIRPTA CERTIFICATE

Section 1445 of the Internal Revenue Code of 1986, as amended, provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. For U.S. federal income tax purposes (including Section 1445), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity. To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by TravelCenters of America LLC, a Delaware limited liability company (“Transferor”), pursuant to the Sales Agreement, dated as of September __, 2015, between TA Operating LLC and HPT TA Properties LLC (“Transferee”), Transferor hereby certifies to Transferee the following:

1.                                      Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and income tax regulations thereunder);

2.                                      Transferor is not a disregarded entity as defined in Treasury Regulation Section 1.1445-2(b)(2)(iii);

3.                                      TA Operating LLC, which has legal title to one or more transferred U.S. real property interests under local law, is disregarded as an entity separate from Transferor for U.S. federal income tax purposes;

4.                                      Transferor’s U.S. employer identification number is 20-5701514; and

5.                                      Transferor’s office address is 24601 Center Ridge Road, Westlake, OH 44145.

The undersigned and Transferor understand that this certificate may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

[Remainder of page intentionally left blank; signature page follows.]

Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct, and complete, and I further declare that I have the authority to sign this document on behalf of Transferor.

TravelCenters of America LLC

By:
Name:
Title:

Date: September , 2015